UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2018

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

799 W. Coliseum Way

Midvale, Utah 84047

(Address of principal executive offices, including zip code)

(801) 947-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A. 2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).

☐    Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01                                           Regulation FD Disclosure.

On March 1, 2018, Overstock’s majority-owned subsidiary t0.com, Inc. plans to release its Confidential Private Placement Offering Memorandum Initially Dated December 18, 2017, as Amended, Supplemented and Restated as of March 1, 2018 (the “Offering Memorandum”), a copy of which is furnished as Exhibit 99.1.

The Offering Memorandum is furnished herewith solely for the purpose of ensuring compliance with Regulation FD. Overstock is not offering any securities pursuant to the Offering Memorandum, and Overstock’s furnishing of the Offering Memorandum herewith shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Offering Memorandum or otherwise.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibit is furnished with this report:

99.1	t0.com, Inc. Confidential Private Placement Offering Memorandum Initially Dated December 18, 2017, as Amended, Supplemented and Restated as of March 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal and General Counsel
Date:	March 1, 2018